                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                PRIME INCOME TRUST



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              T -       |/\  n|        ERV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|

         T = AVERAGE ANNUAL COMPOUND RETURN
         n = NUMBER OF YEARS
       ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT


                                                                                                    (A)
       $1,000              ERV AS OF               AGGREGATE               NUMBER OF           AVERAGE ANNUAL
    INVESTED - P           30-Sep-97              TOTAL RETURN             YEARS - n         COMPOUND RETURN - T
-------------------    -------------------     -------------------    -------------------    -------------------
     30-Sep-96               $1,047.80                 4.78%                   1.00                  4.78%

     30-Sep-92               $1,412.30                41.23%                   5.00                  7.15%

     30-Nov-89               $1,755.30                75.53%                   7.83                  7.45%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                         _                        _
                        |      ___________________ |
FORMULA:                |     |                    |
              t -       |/\  n|         EV         |
                        |  \  |       -----        | - 1
                        |   \ |         P          |
                        |    \|                    |
                        |_                        _|


                         EV
              TR =      ----      - 1
                         P


       t = AVERAGE ANNUAL COMPOUND RETURN
           (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                        (C)                                          (B)
       $1,000                EV AS OF                  TOTAL               NUMBER OF           AVERAGE ANNUAL
    INVESTED - P            30-Sep-97               RETURN - TR            YEARS - n         COMPOUND RETURN - t
-------------------    -------------------     -------------------    -------------------    -------------------

     30-Sep-96              $1,077.80                 7.78%                   1.00                  7.78%

     30-Sep-92              $1,412.30                41.23%                   5.00                  7.15%

     30-Nov-89              $1,755.30                75.53%                   7.83                  7.45%


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                                                         (D)                      (E)                         (F)
      $10,000                 TOTAL                   GROWTH OF                 GROWTH OF                  GROWTH OF
   INVESTED - P            RETURN - TR         $10,000 INVESTMENT - G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
-------------------     -------------------    ----------------------    ----------------------    -----------------------
     30-Nov-89                75.53                   $17,553                   $87,765                    $175,530
